______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) August 15, 1996


          FINANCIAL ASSET SECURITIES CORP., as depositor under a certain Pooling and Servicing Agreement, dated as of June 17, 1996, providing for the formation of FASCO Auto Trust 1996-1, which issued the FASCO Auto Trust 1996-1 Asset Backed Certificates.


                   FINANCIAL ASSET SECURITIES CORP.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  333-1548            06-1442101
- ----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
- ----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
- ----      ------------

     On the August 15, 1996 Distribution Date, Norwest Bank Minnesota, National Association, as trustee (the "Series 1996-1 Trustee") of FASCO Auto Trust 1996-1 (the "Series 1996-1 Trust"), distributed to holders (the "Series 1996-1 Certificateholders") of the Series 1996-1 Trust's Asset Backed Certificates, Class A and Class B, interest and principal totalling $1,800,587.42, pursuant to a Pooling and Servicing Agreement dated as of June 17, 1996 (the "Pooling and Servicing Agreement") by and among Financial Asset Securities Corp., as depositor, Consumer Portfolio Services, Inc., as originator and servicer, and the Series 1996-1 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1996-1 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1996-1 Certificateholders.



Item 7.  Financial Statements, Pro Forma Financial
- ----     -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to Certificateholders dated August 15, 1996.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.



                           By:  /s/ Brian Bernard
                               ---------------------------
                                 Brian Bernard
                                 Vice President



Dated:  August 16, 1996



                                Exhibit Index
                                -------------



Exhibit                                                                Page
- -------                                                                ----

1.   FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to
Certificateholders dated August 15, 1996.                                 6


                                                                    EXHIBIT 1




                     MONTHLY CERTIFICATEHOLDER STATEMENT
                        FASCO AUTO TRUST 1996-1
                   6.65% CLASS A ASSET-BACKED CERTIFICATES
                   10.00% CLASS B ASSET-BACKED CERTIFICATES

Distribution Date                                                     8/15/96

Collection Period                                                        7/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)  The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                 $1,698,822.40

          (b)  The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest        $465,922.68

          (c)  The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal  $1,232,899.72

          (d)  The amount of the distribution set forth in
                     paragraph A.1. (a) above, per $1,000 interest              $20.11

          (e)  The amount of the distribution set forth in
                     paragraph A.1. (b) above, per $1,000 interest               $5.52

          (f)  The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest               $14.60

          (g)  The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth
                    above (given to the Collateral Agent for deposit
                    into the Spread Account)                                $101,765.02

          (h)  The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest          $36,875.56

          (i)  The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal      $64,889.46

          (j)  Scheduled Payments due in such Collection Period           $2,613,489.98


          (k)  Scheduled Payments collected in such
                    Collection Period                                     $2,615,686.00


B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances
          (a)  The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection Period   $88,501,339.65

          (b)  The Class A Certificates Balance as of the close
                    of business on the last day set forth
                    above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above    $82,843,372.95

          (c)  The Class A Certificates Balance as of the close
                    of business on the last day set forth
                    above, after giving effect to payments
                    allocated to principal in paragraph A.1.(c) above     $4,360,177.52

          (d)  The Pool factor as of the close of business
                    on the last day set forth above                           0.9809090

     2    Servicing Fee and Purchased Receivables.
          (a)  The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above        $158,610.35

          (b)  The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                        $5,900.09

          (c)  The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                  $1.88

          (d)  The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                  $0.07

          (e)  The amount of any unpaid Servicing Fee                             $0.00

          (f)  The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                $0.00

                    The number and aggregate Purchase Amount of
                    Receivables that became Purchased Receivables
                    during the related Collection Period
                         Number                                                       5
                         Aggregate Purchase Amount                           $72,982.11

     3    Payment Shortfalls.
          (a)  The amount of the Class A Interest Carryover shortfall after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                      $0.00

          (b)  The amount of the Class A Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                      $0.00

          (c)  The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                    paragraph A.1. (h) above                                      $0.00

          (d)  The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (i) above                                      $0.00

     4    Payahead Account.
          (a)  The aggregate Payahead Balance on the
                    prior Distribution Date                                  $26,431.77

          (b)  Distributions (to) from Collection Account
                    for Payaheads                                            $20,310.13

          (c)  Interest earned on Payahead Balances                             $133.79

          (d)  Ending Payahead Account Balance                               $46,875.69

     5    Spread Account.
          (a)  The Specified Spread Account Balance with
                    respect to such Distribution Date and the Spread
                    Account Balance on the Distribution Date
                    set forth above, after giving effect to
                    distributions made on such Distribution Date
                         Specified Spread Account Balance                 $11,118,452.68
                         Spread Account Balance                           $ 4,110,097.98

          (b)  The change in the spread account on the Distribution
                    Date set forth above                                  $   965,458.03

     6    Policy
          (a)  The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                   $0.00

          (b)  The amount distributable to the Certificate
                    Insurer on such Distribution Date                        $24,162.65

     7    Losses and Delinquencies.
          (a)  The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                             $0.00

          (b)  The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date              $0.00

          (c)  The number of Receivables and the aggregate
                    gross amount scheduled to be paid, including
                    unearned finance and other charges, for
                    which Obligors are delinquent between
                    31 and 59 days
                         Number                                                     216
                         Aggregate Gross Amount                           $3,090,000.00

          (d)  The number of Receivables and the aggregate
                    gross amount scheduled to be paid,
                    including unearned finance and other
                    charges, for which Obligors are delinquent
                    60 days or more
                         Number                                                      23
                         Aggregate Gross Amount                           $  283,000.00

     8    Performance Triggers
          (a)  Delinquency Ratio                                                  3.21%

          (b)  Average Delinquency Ratio                                          2.10%

          (c)  Average Default Rate                                               0.67%

          (d)  Average Loss Ratio                                                 0.00%

          (e)  Is a Portfolio Performance Test violation continuing?                 No

          (f)  Has an Insurance Agreement Event of Default occurred?                 No

CPS AUTO GRANTOR TRUST 1995-4
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                  NO
     DEFICIENCY CLAIM AMOUNT                                                       0.00

IS THERE A CLASS B DEFICIENCY?                                                       NO
     CLASS B DEFICIENCY                                                            0.00
     CASH AVAILABLE THIS MONTH TO COVER CLASS B DEFICIENCY                         0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                            3,042,591.67
     LOCK BOX NSF ITEMS:                                                     (82,735.43)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                   (20,310.13)
     COLLECTION ACCOUNT INTEREST                                               6,764.80
     PAYAHEAD ACCOUNT INTEREST                                                   133.79
     TOTAL COLLECTION PROCEEDS:                                            2,946,444.70
     FOR DISTRIBUTION DATE:                                                     8/15/96
     FOR DETERMINATION DATE:                                                     8/8/96
     FOR COLLECTION PERIOD:                                                        7/96

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                     88,501,339.65
                         Principal portion of payments collected
                              (non-prepayments)                                               973,929.07
                         Prepayments in full allocable to principal                           250,878.00
                    Collections allocable to principal                     1,224,807.07
                    Partial prepayments relating to various
                         contracts or policies                                     0.00
                    Liquidation Proceeds allocable to principal                    0.00
                    Purchase Amounts allocable to principal                   72,982.11
                                                                        ---------------
               Total Principal                                             1,297,789.18

               Realized Losses                                                     0.00
               Cram Down Losses                                                    0.00

          Ending Principal Balance                                        87,203,550.47

          INTEREST
                         Collections allocable to interest                 1,641,756.93
                         Liquidation Proceeds allocable to interest                0.00
                         Purchase Amounts allocable to interest                    0.00
                         Recoveries from Liquidated Receivables
                             from prior periods                                    0.00
                                                                        ---------------
                    Total Interest                                         1,641,756.93

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                   84,076,272.67
          Beginning of Period Class B Principal Balance                    4,425,066.98

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                       3,144,639.95
          Additional Servicing Fee Amounts
              (late fees,prepayment charges, etc.)                            11,108.12
          Aggregate Payahead Balance                                          46,741.90
          Aggregate Payahead Balance for preceding Distribution Date          26,431.77
          Interest Earned on Payahead Balances                                   133.79
          Scheduled Payments due in Collection Period                      2,613,489.98
          Scheduled Payments collected in Collection Period                2,615,686.00
          Aggregate Amount of Realized Losses for
              preceding Distribution Date                                          0.00

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                     2,500.00
          Collateral Agent's expenses                                              0.00
          Transition Expenses to Standby Servicer                                  0.00
          Transition Expenses to successor Servicer                                0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)     0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                         0.00
          Unpaid Servicing Fee from prior Collection Periods                       0.00
          Unpaid Trustee Fee from prior Collection Periods                         0.00
          Unpaid Trustee's out-of-pocket expenses from
              prior Collection Periods                                             0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods               0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods           0.00

     DELINQUENCY INFORMATION                                                               Aggregate Gross
                                                                                               Amount
                                                                       # of Receivables    of Receivables
          31 - 59 days delinquent                                                   216     3,090,000.00
          60+ days delinquent                                                        23       283,000.00

     PURCHASED RECEIVABLES                                                                    Aggregate
                                                                                             Purchase Amt
                                                                       # of Receivables     of Receivables
                                                                                      5        72,982.11

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than
               30 days as of the close of business on the last day of
               the related Collection Period.                              3,373,000.00
          Principal Balance of all Receivables that became Purchased
               Receivables as of the close of business on the last day
               of the related Collection Period and that were delinquent
               30 days or more.                                               72,982.11
          Principal Balance of all Receivables that became Defaulted
               Receivables during the related Collection Period.              97,888.13

          Delinquency Ratio for second preceding Determination Date               0.99%
          Delinquency Ratio for third preceding Determination Date                0.00%

          Default Rate for second preceding Determination Date                    0.00%
          Default Rate for third preceding Determination Date                     0.00%

          Net Loss Ratio for second preceding Determination Date                  0.00%
          Net Loss Ratio for third preceding Determination Date                   0.00%

          Is a Portfolio Performance Test violation continuing? (Y/N)                 N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                 N

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT

                   All collections on receivables (incl. amts from payahead,
                   excl. amounts deposited into payahead)                  2,866,564.00
                   Liquidation Proceeds                                            0.00
                   Recoveries                                                      0.00
                   Purchase Amounts                                           72,982.11
                   Certificate Insurer Optional Deposit
                   pursuant to Section 4.11(iii)                                   0.00
                   Investment earnings from Collection Account                 6,764.80
                   Investment earnings from Payahead Account                     133.79
                                                                        ---------------
          TOTAL DISTRIBUTION AMOUNT                                        2,946,444.70


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                    Principal portion of payments collected
                    (non-prepayments)                                        973,929.07
                    Prepayments in full allocable to principal               250,878.00
                    Principal Balance of Liquidated Receivables                    0.00
                    Purchase Amounts allocable to principal                   72,982.11
                    Cram Down Losses                                               0.00
                                                                        ---------------
                    Principal Distributable Amount                         1,297,789.18

           Class A Principal Distributable Amount
                    Principal Distributable Amount                         1,297,789.18
                    Times Class A Percentage (95%)                                  95%
                                                                        ---------------
                                                                           1,232,899.72
                    Certificate Insurer Optional Deposit:
                              Class A Prin Distributable Amt.                      0.00
                                                                        ---------------
                    Class A Principal Distributable Amount                 1,232,899.72

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of
                         the Certificates                                 84,076,272.67
                    Multiplied by Certificate Pass-Through Rate                   6.65%
                    Multiplied by 30/360, or for the
                          first Distribution Date, by 17/360                  0.0833333
                                                                        ---------------
                    Class A Interest Distributable Amount                    465,922.68

            Class B Principal Distributable Amount
                    Principal Distributable Amount                         1,297,789.18
                    Times Class B Percentage (5%)                                    5%
                                                                        ---------------
                    Class B Principal Distributable Amount                    64,889.46

            Class B Interest Distributable Amount
                    Beginning of Period Principal Balance
                         of the Certificates                               4,425,066.98
                    Multiplied by Certificate Pass-Through Rate                  10.00%
                    Multiplied by 30/360, or for the first
                         Distribution Date, by 17/360                         0.0833333
                                                                        ---------------
                    Class B Coupon Interest Amount                            36,875.56

     CARRYOVER SHORTFALLS FROM PRIOR PERIODS
     Class B Principal Carryover Shortfall from previous period                    0.00
     Interest on Class B Principal Carryover Shortfall                             0.00
                                                                        ---------------
                                                                                   0.00

     Class B Interest Carryover Shortfall from previous period                     0.00
     Interest on Class B Interest Carryover Shortfall                              0.00
                                                                        ---------------
                                                                                   0.00

     Class A Principal Carryover Shortfall from previous period                    0.00
     Interest on Class A Principal Carryover Shortfall                             0.00
                                                                        ---------------
                                                                                   0.00

     Class A Interest Carryover Shortfall from previous period                     0.00
     Interest on Class A Interest Carryover Shortfall                              0.00
                                                                        ---------------
                                                                                   0.00




CALCULATIONS

     DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                        ---------------
          (i)       Standby Fee                                                5,900.09
                    Servicing Fee (2.0%)                                     147,502.23
                    Additional Servicing Fee Amounts
                              (late fees,prepayment charges, etc.)            11,108.12
                    Unpaid Standby Fee from prior Collection Periods               0.00
                    Unpaid Servicing Fee from prior Collection Periods             0.00
          (ii)      Transition Expenses to Standby Servicer                        0.00
          (iii)     Trustee Fee                                                1,106.27
                    Trustee's out-of-pocket expenses                           2,500.00
                    Unpaid Trustee Fee from prior Collection Periods               0.00
                    Unpaid Trustee's out-of-pocket expenses from
                         prior Collection Periods                                  0.00
          (iv)      Collateral Agent Fee                                       1,106.27
                    Collateral Agent Expenses                                      0.00
                    Unpaid Collateral Agent Fee from
                          prior Collection Periods                                 0.00
                    Unpaid Collateral Agent Expenses
                          from prior Collection Periods                            0.00
          (v)       Class A Interest Distributable Amount                    465,922.68
                    Class A Interest Carryover Shortfall                           0.00
          (vi)      Class B Coupon Interest                                   36,875.56
                    Class B Carryover Interest                                     0.00
          (vii)     Class A Principal Distributable Amount                 1,232,899.72
                    Class A Principal Carryover Shortfall                          0.00
          (viii)    Certificate Insurer Premium                               24,162.65
                    Certificate Insurer Premium Supplement                         0.00
                    Other Reimbursement Obligations to Certificate Insurer         0.00
          (ix)      Transition Expenses to successor Servicer                      0.00
          (x)       Class B Principal Distributable Amount - Unadjusted       64,889.46
                    Current Month Class B Principal Carryover Shortfall            0.00
                    Class B Principal Carryover Shortfall - Previous Month(s)      0.00
                    Adjusted Class B Principal Distributable Amount           64,889.46
          (xi)      Remaining amounts to Collateral Agent for
                              deposit in Spread Account                      952,471.65

     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                   84,076,272.67
                         Class A Principal Distributions                   1,232,899.72
          Class A End of Period Principal Balance                         82,843,372.95

          Class B Beginning of Period Principal Balance                    4,425,066.98
                         Class B Principal Distributable Amount               64,889.46
          Class B End of Period Principal Balance                          4,360,177.52

CARRYOVER SHORTFALLS AFTER CURRENT DISTRIBUTIONS
Class B principal Carrryover Shortfall
the excess if any, of
     the sum of
          Class B Principal Distributable Amount                              64,889.46
          Class B Principal Carryover Shortfall                                    0.00
     over
          amount actually distributed as principal                            64,889.46
                                                                        ---------------
                                                                                   0.00
Class B Interest Carrryover Shortfall
the excess if any, of
     the sum of
          Class B Coupon Interest Amount                                      36,875.56
          Class B Interest Carryover Shortfall                                     0.00
     over
          amount actually distributed as interest                             36,875.56
                                                                        ---------------
                                                                                   0.00
Class A principal Carrryover Shortfall
the excess if any, of
     the sum of
          Class A Principal Distributable Amount                           1,232,899.72
          Class A Principal Carryover Shortfall                                    0.00
     over
          amount actually distributed as principal                         1,232,899.72
                                                                        ---------------
                                                                                   0.00
Class A Interest Carrryover Shortfall
the excess if any, of
     the sum of
          Class A Interest Distributable Amount                              465,922.68
          Class A Interest Carryover Shortfall                                     0.00
     over
          amount actually distributed as interest                            465,922.68
                                                                        ---------------
                                                                                   0.00

DEFICIENCY CLAIM AMOUNT
     (i)  Total Distribution Amount                                        2,946,444.70
     (ii) Amounts payable pursuant to Section 4.6(c) (i) - (ix)            1,929,083.59
               If (i) is less than (ii), there is a Deficiency Claim Amount          NO
               Deficiency Claim Amount                                             0.00

CLASS B DEFICIENCY
     (i)  Amounts available to make payments pursuant to
                    Section 4.6(c) (vi) and (x)                              101,765.02
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)            101,765.02
               If (i) is less than (ii), there is a Class B Deficiency               NO
               Class B Deficiency                                                  0.00


CALCULATIONS
     PERFORMANCE MEASURES
          Calculation of Delinquency Ratio (Current Period)
               Delinquency Amount
                    Receivables more than 30 days delinquent               3,373,000.00
                    Purchased receivables more than 30 days delinquent        72,982.11
                                                                        ---------------
                    Total                                                  3,445,982.11

               Aggregate Gross Principal Balance as of the close of
                    business on the last day of the Collection Period.   107,271,017.49
          Delinquency Ratio                                                       3.21%

          Calculation of Average Delinquency Ratio
               Delinquency Ratio for most recent Determination Date               3.21%
               Delinquency Ratio for second preceding Determination Date          0.99%
               Delinquency Ratio for third preceding Determination Date           0.00%
                                                                        ---------------
          Average Delinquency Ratio                                               2.10%

          Calculation of Default Rate (Current Period)
               Default Amount
                    Principal Balance of Defaulted Receivables                97,888.13

                                                                        ---------------
                    Total                                                     97,888.13

               Calculation of Average Principal Balance
                    Aggregate Principal Balance at end of
                         related Collection Pd.                           87,203,550.47
                    Aggregate Prin. Bal. at end of
                         2nd preceding Collection Pd.                     88,501,339.65
                                                                        ---------------
                                                                          87,852,445.06

          Default Rate                                                            1.34%

          Calculation of Average Default Rate
               Default Rate for most recent Determination Date                    1.34%
               Default Rate for second preceding Determination Date               0.00%
               Default Rate for third preceding Determination Date                0.00%
                                                                        ---------------
          Average Default Rate                                                    0.67%

          Calculation of Net Loss Ratio (Current Determination Date)
               Calculation of Net Liquidation Losses
                    Principal Balance plus accrued and unpaid interest of
                              Liquidated Receivables                               0.00

                    Cram Down Losses                                               0.00
                    Net Liquidation Proceeds                                       0.00
                                                                        ---------------
                    Net Liquidation Losses                                         0.00

               Calculation of Average Principal Balance
                    Aggregate Principal Balance at end of
                         related Collection Pd.                           87,203,550.47
                    Aggregate Prin. Bal. at end of
                         2nd preceding Collection Pd.                     88,501,339.65
                                                                        ---------------
               Average Principal Balance                                  87,852,445.06

               Net Loss Ratio                                                     0.00%

CALCULATIONS

               Calculation of Average Loss Ratio
                    Net Loss Ratio for most recent Determination Date             0.00%
                    Net Loss Ratio for second preceding Determination Date        0.00%
                    Net Loss Ratio for third preceding Determination Date         0.00%
                                                                        ---------------
               Average Loss Ratio                                                 0.00%

Spread Account
     Spread Account Cap
                    12.75% of Outstanding Certificate Balance                              11,118,452.68
                    15% of Outstanding Certificate Balance                                  13,080,532.57
                    Is a Portfolio Performance Test violation continuing? (Y/N)                        N
                    Has an Insurance Agreement Event of Default occurred? (Y/N)                        N
                                                                                         ---------------
               Cap Amount                                                 11,118,452.68

     Spread Account Floor
                    3.5% of the Initial Certificate Balance                                 3,111,526.26
                    Outstanding Certificate Balance                                        87,203,550.47
                    Minimum Floor                                                             100,000.00
                                                                                         ---------------
               Floor Amount                                                3,111,526.26

     Required Spread Account Amount                                       11,118,452.68
     Beginning of Period Spread Account Balance                            3,144,639.95
     Spread Account Deposit (Withdrawal) from Current Distributions          952,471.65
     Transfer (to) from Cross-Collateralized Spread Accounts                       0.00
     Required addition to/(eligible withdrawal from) Spread Account        7,021,341.08
     Earnings on Spread Account Balance                                       12,986.38
     Amount of Spread Account deposit (withdrawal)                                 0.00
     Ending Spread Account Balance                                         4,110,097.98


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of
Consumer Portfolio Services, Inc,. have executed this Servicer's
Certificate as of the Determination Date set forth above.

                                   CONSUMER PORTFOLIO SERVICES, INC.

                       By:  /s/ Jeffrey P. Fritz
                            ------------------------------------------------

                     Name:      Jeffrey P. Fritz
                            ------------------------------------------------

                    Title:   Senior Vice President - Chief Financial Officer
                             ------------------------------------------------